Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated April 15, 2016
to the currently effective Summary and Statutory Prospectuses (together, the “Prospectuses”), as supplemented from time to time, for Series C (Money Market Series) (the “Series”)

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, the first paragraph of the “Principal Risks” section in the Prospectuses is deleted in its entirety and replaced with the following:

You could lose money by investing in the Series. Because the share price of the Series will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Series’ sponsor has no legal obligation to provide financial support to the Series, and you should not expect that the sponsor will provide financial support to the Series at any time. The principal risks of investing in the Series are summarized below.

Investors should retain this supplement for future reference.

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